THE ITALY FUND INC.
                    TWO WORLD TRADE CENTER, 100TH FLOOR
                         NEW YORK, NEW YORK 10048


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON MAY 18, 1994


To the Shareholders of
 THE ITALY FUND INC.:

Notice is hereby given that the Annual Meeting of Shareholders of The Italy Fund Inc. (the "Fund") will be held at the offices of the Fund, Two World Trade Center, 100th Floor, New York, New York at 11:00 a.m., on May 18, 1994, for the following purposes:

1. To elect two (2) Directors of the Fund (PROPOSAL 1).

2. To ratify the selection of Coopers & Lybrand as the independent ac-countants of the Fund for the year ending January 31, 1995 (PROPOSAL
   2).

3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

The close of business on March 21, 1994, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.
                                            By order of the Board of Di-
                                            rectors,
                                            FRANCIS J. MCNAMARA, III
                                               Secretary
April 4, 1994


    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN
  THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                   INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the reg-istration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party sign-ing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registra-tion. For example:


              REGISTRATION                          VALID SIGNATURE
CORPORATE ACCOUNTS
1 ABC Corp.                                     ABC Corp.
2 ABC Corp.                                     John Doe, Treasurer
3 ABC Corp.
    c/o John Doe, Treasurer                     John Doe
4 ABC Corp. Profit Sharing Plan                 John Doe, Trustee
TRUST ACCOUNTS
1 ABC Trust                                     Jane B. Doe, Trustee
2 Jane B. Doe, Trustee                          Jane B. Doe
    u/t/d 12/28/78
CUSTODIAN OR ESTATE ACCOUNTS
1 John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA               John B. Smith
2 Estate of John B. Smith                       John B. Smith, Jr., Executor


                            THE ITALY FUND INC.
                    TWO WORLD TRADE CENTER, 100TH FLOOR
                         NEW YORK, NEW YORK 10048

                      ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 1994

                              PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Italy Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on May 18, 1994, at the offices of the Fund, Two World Trade Center, 100th Floor, New York, New York and at any adjournments thereof (the "Meeting"). A No-tice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. In addition to solicitations of proxies by mail, officers of the Fund and officers and regular employees of The Boston Company Advi-sors, Inc. ("Boston Advisors"), the Fund's administrator, The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, the Fund's transfer agent, or other representatives of the Fund may also solicit proxies by telephone, telegraph or in person. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures are anticipated to be $6,000, and such costs and ex-penses will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Annual Report of the Fund, which includes audited financial statements for the fiscal year ended January 31, 1994, has previously been furnished to all shareholders of the Fund. This proxy statement is first being mailed to shareholders on or about April 4, 1994.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of Common Stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the pro-posals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of prox-ies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the infor-mation to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a ma-jority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will re-quire the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's by-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the out-standing Shares entitled to vote at the Meeting.

The close of business on March 21, 1994, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has one class of common stock, which has a par value of $0.01 per share. On March 21, 1994, there were 9,503,089 Shares outstanding. Each shareholder is entitled to one vote for each full Share and a proportion-ate fraction of a vote for each fractional Share held.

As of March 21, 1994, the United Nations Joint Staff Pension Fund, United Nations, New York, New York 10017, owned beneficially 1,425,000 or 15.00% of the Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holder.

As of March 21, 1994, Cede & Co., a nominee partnership of Depository Trust Company, held 9,150,865 Shares, or 96.29% of the Shares, including the Shares beneficially owned by the United Nations Joint Staff Pension Fund, which are held by Fiduciary Trust Company. Of the Shares included in the Shares held by Cede & Co., Nomura International Trust Company, c/o ADP, 51 Mercedes Way, Edgewood, New York 11717, held 1,011,200 or 10.64% of the Shares, Brown Brothers Harriman & Co., located at 63 Wall St., New York, New York 10005, held 803,940 or 8.46% of the Shares, Charles Schwab & Co., Inc., located c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, held 558, 798 or 5.88% of the Shares, Chemical Bank/MHT, located at 270 Park Avenue, New York, New York 10017, held 537,345 or 5.65% of the Shares and Smith Barney Shearson Inc., located c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, held 490,955 or 5.17% of the Shares.

As of March 21, 1994, the Fund's officers and Directors beneficially owned less than 1% of the outstanding Shares.

Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter and Proposal 2 requires for approval the af-firmative vote of a majority of the votes cast at the meeting in person or by proxy by the shareholders of the Fund voting on the matter.

PROPOSAL 1: ELECTION OF DIRECTORS.

At the Meeting, two (2) of the six Directors of the Fund are to be elected for the period of three years or until their successors shall have been elected and qualified. The Class II Directors' terms shall expire in 1997. Each year the term of office of one class of Directors will expire.

Each of the nominees currently serves as a Director of the Fund and has indicated that he will serve if elected, but if any nominee should be un-able to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Set forth below are the names of the two nominees for election to the Fund's Board of Directors, together with certain other information:

                                                                                         NUMBER (AND PERCENTAGE)
                                                                                              OF FUND SHARES
         NAME, AGE, PRINCIPAL OCCUPATION AND OTHER               SERVED AS A               BENEFICIALLY OWNED**
       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS          DIRECTOR SINCE   CLASS      AS OF MARCH 21, 1994
JAMES J. CRISONA, age 86                                                1968    II               --
  Attorney; prior to 1976, a Justice of the Supreme Court of the
   State of New York.
PAOLO M. CUCCHI, age 53                                                 1992       II              500
  Dean of College of Liberal Arts at Drew University.                                         (less than 1%)


The following Directors of the Fund will continue to serve in such capac-ity until their terms of office expire and their successors are elected and qualified:

                                                                                         NUMBER (AND PERCENTAGE)
                                                                                              OF FUND SHARES
         NAME, AGE, PRINCIPAL OCCUPATION AND OTHER               SERVED AS A               BENEFICIALLY OWNED**
       BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS          DIRECTOR SINCE   CLASS      AS OF MARCH 21, 1994
DR. PAUL HARDIN, age 62                                                 1986        I                       500
  Chancellor of the University of North Carolina at Chapel Hill;                              (less than 1%)
   a Director of The Summit Bancorporation.
GEORGE M. PAVIA, age 66                                                 1991        I               --
  Senior Partner, Pavia & Harcourt, Attorneys.
ALESSANDRO C. DI MONTEZEMOLO, age 75                                    1986      III              --
  Retired; former Chairman of the Board of Marsh &
   McLennan, Inc.; a Director of Offi/Bank.
HEATH B. MCLENDON,* age 60                                              1986       III            8,048
  Executive Vice President of Smith Barney Shearson Inc.; Chairman                            (less than 1%)
   of Smith Barney Shearson Strategy Advisers Inc. Prior to July
   1993, Senior Executive Vice President of Shearson Lehman
   Brothers Inc. ("Shearson Lehman Brothers") and Vice Chairman
   of Shearson Asset Management.




 * Interested person of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The infor-mation as to beneficial ownership is based upon information furnished to the Fund by the Directors.

Section 16(a) of the Exchange Act requires the Fund's officers and direc-tors, and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Ex-change Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended January 31, 1994, all filing require-ments applicable to such persons were complied with.

The principal officers of the Fund are listed in the table below, with the exception of Mr. McLendon, the Fund's Chairman, who was first elected Chairman in 1986. This table also shows certain additional information. Each officer of the Fund will hold such office until a successor has been duly elected by the Board of Directors.

                                                                        PRINCIPAL OCCUPATIONS
                                                 POSITION                   AND OTHER AFFILIATIONS
                NAME                       (YEAR FIRST ELECTED)           DURING THE PAST FIVE YEARS
Mario d'Urso, age 54                    President (1986)             Formerly, Advisory Director of Shearson
                                                                       Lehman Brothers; formerly Managing
                                                                       Director of Shearson Lehman Brothers.
Erich Stock, age 31                     Vice President and           Director, Equities of Global Asset
                                        Investment Officer (1988)      Management Limited ("Global Asset
                                                                       Management").
Christina Haage, age 37                 Treasurer (1991)             Assistant Treasurer and Vice President
                                                                       of Boston Advisors.
Francis J. McNamara, III, age 39        Secretary (1989)             Senior Vice President and General
                                                                       Counsel of Boston Advisors; prior to
                                                                       June 1989, Vice President and Associate
                                                                       Counsel of Boston Advisors.

The principal business address of Mr. McNamara and Ms. Haage is One Ex-change Place, Boston, Massachusetts. The principal business address of Mr. d'Urso is 4/A Viale di Grazioli, Rome, Italy. The Principal business ad-dress of Mr. Stock is Two Broadgate, London, England. Neither Mr. Stock nor Mr. d'Urso has authorized an agent for service of process in the United States. Consequently, it may be difficult for investors to effect service of process within the United States upon such persons or to en-force, in United States courts, judgments against them obtained in such courts predicated on the civil liability provisions of the United States securities laws. None of the executive officers of the Fund, with the ex-ception of Mr. McLendon, as noted above, own any shares of the Fund.

The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator, a fee of $7,500 per year plus $750 per regular meeting attended, together with the Director's ac-tual out-of-pocket expenses relating to attendance at meetings. The aggre-gate remuneration paid by the Fund to such Directors during the fiscal year ended January 31, 1994 amounted to $60,345.

During the fiscal year ended January 31, 1994, the Directors of the Fund met four times. Each Director attended at least 75% of the meetings held during the period they were in office. The Fund's Audit Committee is com-prised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommend-ing the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. Dur-ing the fiscal year ended January 31, 1994, the Audit Committee met once. All of the members of the Audit Committee attended the meeting.

REQUIRED VOTE

Election of each of the listed nominees for Director requires the affirma-tive vote of a plurality of the votes cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Coopers & Lybrand, One Post Office Square, Boston, Massachusetts 02109, have served as independent accountants for the Fund since its commencement of operations on February 28, 1986 and have been selected by the vote of a majority of those Directors who are not "interested persons" of the Fund to serve as independent accountants for the Fund's fiscal year ending Jan-uary 31, 1995. Coopers & Lybrand has informed the Fund that it has no di-rect or indirect material financial interest in the Fund, Global Asset Management or Boston Advisors.

Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise re-quiring their presence.

REQUIRED VOTE

Ratification of the selection of Coopers & Lybrand as independent accoun-tants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                          ADDITIONAL INFORMATION

THE INVESTMENT ADVISER

Global Asset Management, located at Two Broadgate, London, EC2M 7HA, United Kingdom, has served as investment adviser to the Fund since its commencement of operations on February 28, 1986. Global Asset Management renders investment advice to institutional clients (including the Fund and other investment companies) with total assets under management, as of Feb-ruary 28, 1994, in excess of $5 billion.

Global Asset Management is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("Holdings"). American Express Company owns 100% of Hold-ings' issued and outstanding common stock, which represents approximately 92% of Holdings' voting stock. The remainder of Holdings' voting stock is owned by Nippon Life Insurance Company.

The name, position with Global Asset Management and principal occupation of each executive officer and director of Global Asset Management are set forth in the following table:

                                      POSITION WITH GLOBAL                   PRINCIPAL
              NAME                      ASSET MANAGEMENT                     OCCUPATION
Herschel E. Post                  Director                       Chief Operating Officer of Lehman
                                                                   Brothers International
Steven Spiegel                    Director, President            Managing Director of Lehman Brothers
                                                                   Inc. ("Lehman Brothers");
                                                                   President of Lehman Brothers
                                                                   Global Asset Management, Inc.
Clinton Kendrick                  Director                       Chief Operating Officer of Global
                                                                   Asset Management and Global Asset
                                                                   Management Worldwide.
Pauline Barrett                   Director, Chief Investment     Chief Investment Officer of Global
                                  Officer and Managing Director,   Asset Management
                                  Fixed Income
Michael Zelouf                    Director, Fixed Income         Fund Manager
Erich Stock                       Director, Equities             Fund Manager
Michael Lai                       Investment Manager --          Fund Manager
                                  Equities
Ian King                          Investment Manager --          Fund Manager
                                  Equities
Catherine Matthews                Investment Manager --          Fund Manager
                                  Fixed Income
Paul Wynn                         Director, Fixed Income         Fund Manager
Aisling O'Duffy                   Investment Manager --          Fund Manager
                                  Equities
Robert Pennells                   Managing Director,             Fund Manager
                                  Equities

The principal business address of Messrs. Post, King, Lai, Pennells, Stock, Wynn and Zelouf and Mses. Barrett, Matthews and O'Duffy is Two Broadgate, London EC2M 7HA, United Kingdom. Messrs. Kendrick and Spiegel's principal business address is 2 World Financial Center, New York, New York 10285, U.S.A.

An audited balance sheet of Global Asset Management as of December 31, 1993 is set forth as Exhibit A to this Proxy Statement.

THE ADVISORY AGREEMENT

Global Asset Management currently serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") dated February 26, 1986, which was last approved by the Directors, includ-ing a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on November 17, 1993 and by shareholders on August 11, 1987.

Under the terms of the Advisory Agreement, Global Asset Management manages the portfolio of the Fund in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages the other business and affairs of the Fund, all subject to the supervision and direction of the Directors. For services rendered to the Fund, the Fund pays Global Asset Management a fee computed and paid monthly, at the annual rate of 0.75% of the value of the average monthly net assets of the Fund. For the fiscal year ended January 31, 1994, the Fund paid advisory fees to Global Asset Management amounting to $444,604.

The Advisory Agreement provides that in the absence of willful misfea-sance, bad faith, gross negligence or reckless disregard of its obliga-tions and duties thereunder, Global Asset Management is not liable for any error of judgement or mistake of law or for any loss suffered by the Fund.

Pursuant to its terms, the Advisory Agreement will remain in effect until February 26, 1995, and from year to year thereafter if approved annually
(i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment and may be terminated without pen-alty on 60 days' written notice by the Fund's Board of Directors or by the vote of the shareholders of the Fund, or upon 90 days' written notice by Global Asset Management.

THE ADMINISTRATION AGREEMENT

Boston Advisors was organized in 1978 and is a wholly owned subsidiary of The Boston Company, Inc. ("TBC"). Both Boston Advisors and TBC are located at One Boston Place, Boston, Massachusetts 02108. TBC is a wholly owned subsidiary of Mellon Bank Corporation.

Boston Advisors currently serves as administrator of the Fund pursuant to an administration agreement (the "Administration Agreement") dated May 21, 1993, which was last approved by the Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on November 17, 1993.

Under the Administration Agreement, Boston Advisors provides assistance in all aspects of the Fund's administration including accounting and book-keeping services and preparation of certain reports and filings, and fur-nishes to Global Asset Management statistical and other research data. Boston Advisors does not make recommendations with regard to the selection of the Fund's investments.

For the services rendered to the Fund, the Fund pays Boston Advisors a fee computed and paid monthly at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the fiscal year ended January 31, 1994, the Fund paid administration fees to Boston Advisors amounting to $118,537.

The Administration Agreement provides that in the absence of willful mis-feasance, bad faith, gross negligence or reckless disregard for its obli-gations and duties thereunder, Boston Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund.

ADVISORY BOARD

The Fund's Board of Directors has established a board of advisors, the ma-jority of whose members are outside, independent advisors (the "Advisory Board") with which Global Asset Management and the Board of Directors con-sult regarding economic and political trends and developments affecting Italy. The Advisory Board currently is composed of three Italian citizens, one United States citizen and one Swiss citizen selected on the basis of their wide-ranging experience and accomplishments in the Italian financial or business community. The Advisory Board, which sits at the discretion of the Board of Directors, possesses no authority or responsibility with re-spect to the Fund's investments, management or operation and will make no recommendations as to particular investments made or contemplated by the Fund.

The Advisory Board meets upon the request of the Fund's Board of Directors or Global Asset Management. When the Board of Directors deems it appropri-ate, Advisory Board meetings are held in conjunction with a meeting of the Fund's Board of Directors. Each member of the Advisory Board receives from the Fund an annual fee of $8,000 plus $250 for each Advisory Board meeting attended. The Fund also reimburses Advisory Board members for travel and out-of-pocket expenses incurred in connection with Advisory Board meet-ings. For the fiscal year ended January 31, 1994, the Advisory Board met twice and the aggregate remuneration paid to the Advisory Board totalled $37,235.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by Global Asset Management, subject to the overall review of the Fund's Board of Direc-tors. Portfolio securities transactions for the Fund are placed on behalf of the Fund by Global Asset Management.


Brokerage commissions for transactions effected on Italian securities ex-changes are subject to fixed minimum rates. Transactions effected in Italy off the securities exchanges are effected at negotiated commissions. Transactions on United States and some foreign stock exchanges involve payment of negotiated brokerage commissions, which may vary among differ-ent brokers. No stated commission generally applies to securities traded in the over-the-counter markets, but the price of those securities in-cludes an undisclosed commission or mark-up. The cost of securities pur-chased from underwriters includes an underwriter's commission or conces-sion, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. The Fund may, from time to time, in accordance with an exemptive order granted by the SEC, enter into principal transactions involving certain money market instruments with dealers affiliated with Lehman Brothers.


In selecting brokers or dealers to execute portfolio transactions on be-half of the Fund, Global Asset Management seeks the best overall terms available. Global Asset Management's Advisory Agreement with the Fund pro-vides that, in assessing the best overall terms available for any transac-tion, Global Asset Management must consider the factors it deems relevant, including the breadth of the market in the security, the price of the se-curity, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Global Asset Management, in selecting brokers or dealers to ex-ecute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Fund and/or other accounts over which Global Asset Management or an affiliate exercises investment discretion. Global Asset Management's fee under the Advisory Agreement is not reduced by reason of its receiving such broker-age and research services.

The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. For the fiscal year ended January 31, 1994, the Fund paid $58,678 in bro-kerage fees, of which $1,717, or 2.93%, was paid to Lehman Brothers. For the same period, 3.21% of the Fund's transactions involving the payment of commissions were effected through Lehman Brothers.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                 SHAREHOLDER'S REQUEST FOR SPECIAL MEETING

Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board Member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Fund when re-quested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                    SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund which are intended to be pre-sented at the Fund's next Annual Meeting of Shareholders to be held in 1995 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 14, 1994.

April 4, 1994


 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                        EXHIBIT A

REPORT OF THE AUDITORS
to the Members of LEHMAN BROTHERS GLOBAL ASSET MANAGEMENT LIMITED

We have examined the balance sheet and accompanying notes of Lehman Broth-ers Global Asset Management Limited as at 31 December 1993 as presented on pages 2 to 4. This balance sheet has been drawn up from the draft statu-tory accounts legally required in the United Kingdom. Our examination of these statutory accounts, which is substantially complete, has been made in accordance with the generally accepted auditing standards and, accord-ingly, included such tests of the accounting records and such other audit-ing procedures as we considered necessary.

Based on our procedures to date, we know of no reason why the balance sheet referred to on page 2 does not present fairly the financial position of Lehman Brothers Global Asset Management Limited at 31 December 1993.

ERNST & YOUNG
Chartered Accountants
Registered Auditor
London

24 March 1994

              LEHMAN BROTHERS GLOBAL ASSET MANAGEMENT LIMITED
                               BALANCE SHEET
                               AT 31 DECEMBER 1993


                                                                         1993
                                                                          US$
                                            ASSETS
Current Assets
   Cash                                                              11,289,115
   Trade accounts receivable                                          1,729,125
   Other debtors                                                        114,780
   Amounts owned by other group undertakings                            254,300
   Prepaid expenses and other assets                                     97,904
       Total current assets                                          13,485,224
                             LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Trade accounts payable                                               140,553
   Due to affiliated companies                                          706,825
   Accrued expenses and other liabilities                             1,332,066
       Total current liabilities                                      2,179,444
Provisions for liabilities and charges
   Deferred pension costs                                               321,653
Shareholders' equity
   Capital                                                            1,000,010
   Retained earnings                                                  9,984,117
       Total shareholders' equity                                    10,984,127
       Total liabilities and shareholders' equity                    13,485,224






              LEHMAN BROTHERS GLOBAL ASSET MANAGEMENT LIMITED
                                   NOTES
                               AT 31 DECEMBER 1993

1. GENERAL

Lehman Brothers Global Asset Management Limited, a wholly owned subsidiary of Lehman Brothers Holdings plc, is an investment advisor operating in London. The parent company is a subsidiary of the Lehman Brothers Group which, in turn, is a subsidiary of the American Express Company.

The company is a full member of the Investment Management Regulatory Or-ganisation ("IMRO").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of accounting

The accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards.

(b) Fees receivable

Fees receivable in respect of asset management services are recognised in the accounts when earned.

(c) Foreign currency translation

The functional and reporting currency of the company is US Dollars. For-eign currency assets and liabilities are translated to US Dollars at rates of exchange ruling at the balance sheet date. Transactions during the pe-riod expressed in foreign currencies are converted into US Dollars at the month end rate of exchange of the month in which they occur. Any differ-ences arising from translation and conversion are dealt with in the profit and loss account.

(d) Pension costs

The cost of providing pension benefits is charged to the profit and loss account over the period benefitting from employees' services.

(e) Soft Commission

In the ordinary course of its business, the Company transacts with a wide range of brokers. With certain of these brokers, the Company has entered into soft commission arrangements, whereby the Company agrees to provide the broker with a certain amount of commission in return for the payment of certain research related goods and services invoiced to the Company by external suppliers. All such transactions are done on an arm's length basis with a view to obtaining best execution. The accounts do not reflect the value of the goods or services received by the Company under such ar-rangements, with the exception that, where the value of services received exceeds commission provided to the broker at the balance sheet date, pro-vision is made for the deficit.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

(f) Turnover

Turnover, which is stated net of value added tax, represents the amounts, receivable for the management of clients' investment portfolios. $66,818 of the Company's turnover arose from the United Kingdom, $5,668,588 from the U.S.A. and $6,195,826 from the rest of the world.

3. AMOUNTS DUE TO AFFILIATED COMPANIES

Represented by unsettled balance of expenses, paid on behalf of LBGAM Lim-ited.

                                                                     1993
                                                                      US$
Lehman Brothers Limited (London)                                    706,825

4. CAPITAL

Capital is represented by 900,000 redeemable preference shares and 100,010 ordinary shares, fully paid up.



VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
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(Please Detach at Perforation Before Mailing)

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1.	To elect Paulo M. Cucchi and	* FOR both	* WITHHOLD
	James J. Crisona as	nominees	AUTHORITY
	Class II Directors of the	listed (except	to vote for both
	Fund	as marked	nominees)
		below)

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2.	To ratify the selection	FOR * AGAINST * ABSTAIN *
	of Coopers & Lybrand
	as the independent
	accountants of the Fund
	for the fiscal year ending
	January 31, 1995.


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THE ITALY FUND INC. - PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting on May 18, 1994

The undersigned holder of shares of The Italy Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon and Francis J. McNamara, III as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, Two World Trade Center, 100th Floor, New York, New York on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 4, 1994 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE:	________________________________
	________________________________
	________________________________
	Signature(s) (Title(s), if applicable)



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